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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 21, 2003


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)



          INDIANA                   333-06489                    43-1664986
          INDIANA                                                35-2100872
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                               301 FREMONT STREET
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 288-2400

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.           REGULATION FD DISCLOSURE.

     On November 21, 2003, the Company issued a press release providing consolidating financial results for its parent, guarantor subsidiaries and its non-guarantor subsidiary as of September 30, 2003 and December 31, 2002, and for the three- and nine-month periods ended September 30, 2003 and 2002. On November 24, 2003, the Company issued a press release correcting certain consolidating data presented in the November 21, 2003 press release in the Consolidating Statement of Cash Flows for the nine-months ended September 30, 2002. The Company's press release dated November 21, 2003, as corrected by the press release dated November 24, 2003, is attached as Exhibit 99.1 to this Form 8-K.

     The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 25, 2003                    THE MAJESTIC STAR CASINO, LLC


                                     By: /s/ JON S. BENNETT
                                         --------------------------------------
                                         Jon S. Bennett, Chief Financial Officer


                                     THE MAJESTIC STAR CASINO CAPITAL CORP.


                                     By: /s/ JON S. BENNETT
                                         ---------------------------------------
                                         Jon S. Bennett, Vice President






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                                  EXHIBIT INDEX

Exhibit No.       Description

  99.1 Press Release issued November 21, 2003 as corrected by the press release issued November 24, 2003.